SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                     FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  February 9, 2000
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                               UNITRONIX CORPORATION
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              (Exact name of Registrant as specified in its charter)


                                     NEW JERSEY
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          (State or other jurisdiction of incorporation or organization)


            0-17080                                          22-2086851
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  (Commission File Number)                                (I.R.S. Employer
                                                         Identification No.)


     One Newbury Street, Peabody, MA                           01960
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  (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (978) 535-3912
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                                       N/A
                                       ---
                                  Former Address







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                             UNITRONIX CORPORATI0N

ITEM 2.  ACQUISITION OF ASSETS

As described in its Form 10-Q for the period ended December 31, 1999, Unitronix Corporation (the "Company") and Goldsat Mining, Inc., an Alberta, Canada corporation ("Goldsat") , formed Geotronix, LLC, a South Carolina limited liability company. Geotronix was subsequently renamed Interactive Mining Technologies, LLC. ("IMT"). The Company owns 60% of IMT and Goldsat owns the remaining 40%, and thus IMT is a majority-owned subsidiary of the Company. As required by the Operating Agreement of IMT (the "Operating Agreement"), attached hereto as Exhibit 2.1, three of the five managers of IMT were appointed by the Company and two were appointed by Goldsat. IMT was formed to initially develop and market predictive software for the mining industry, designed to assist in identifying locations with high potential for containing commercially exploitable mineral deposits. The Company has committed to fund IMT in amounts and under certain conditions set forth in the Operating Agreement, as further described in the Company's December 31, 1999 Form 10-Q.

On January 25, 2000, IMT and Goldsat formed EnerSource Mapping, Inc., an Alberta, Canada corporation ("EnerSource"). IMT owns 83 1/3% of the common stock of EnerSource, and Goldsat owns the remaining 16 2/3%. Thus, the Company and Goldsat effectively own EnerSource in approximately equal shares.

EnerSource was formed for the purpose of purchasing substantially all of the assets of G.E. Jones Enterprises, Limited, an Alberta, Canada corporation doing business as EnerSource ("G.E. Jones"), pursuant to the terms of a Purchase and Sale Agreement dated January 31, 2000 (the "Purchase Agreement"), which Purchase Agreement is attached hereto as Exhibit 2.2. The first payments involved in the closing of the Purchase Agreement occurred on February 9, 2000. The purchase price for the G.E. Jones assets consists of $175,000 (Canadian) and an indemnification of G.E. Jones by EnerSource with respect to certain trade payables of G.E. Jones as shown on Schedule C to the Purchase Agreement. This purchase price was negotiated at arms-length by the managers of IMT based on their estimate of the value of G.E. Jones as a going concern which is compli-mentary to the business and goals of IMT. Further, as a condition to the closing of the Purchase Agreement, Glen E. Jones, the president and sole shareholder of G.E. Jones, has agreed to be employed as president of Ener-Source for a minimum period of two years following the closing under the terms set forth in Schedule D to the Purchase Agreement. Prior to entering into the Purchase Agreement, there was no material relationship between G.E. Jones and the Company or any affiliate or any of their directors or officers or their associates.

A portion of the purchase price under the Purchase Agreement in the amount of $85,000 (Canadian) is payable in common shares of the Company, using an assumed value of $0.375 (US) per share. These amounts translate into 156,786 shares, which will be issued in equal shares to Glen E. Jones and his spouse following the date hereof. The shares will be unregistered, and will be accounted for as capital paid into IMT by the Company. Approximately $47,000 of the remaining $90,000 (Canadian) of the purchase price has been paid in the form of payments to certain creditors of G.E. Jones and Glen E. Jones. Such payments were made directly by the principal shareholder of the Company, and were accounted for as loans by such shareholder to IMT and capital contributions by IMT to EnerSource.


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The assets acquired under the Purchase Agreement, and the allocation of the purchase price for such assets, are set forth in Schedules A and B of the Purchase Agreement. G.E. Jones was engaged in the business of compiling, producing and selling maps of international mineral exploration properties, often referred to as tenement maps. Following the acquisition, EnerSource will continue the business of compiling, producing and selling international mineral exploration maps. The Company believes the acquisition of the G.E. Jones assets will substantially advance the goals represented by the formation of IMT, as such assets are expected to enable IMT and EnerSource to offer an expanded package of services to the mining industry. [Further information regarding the foregoing transactions is contained in the Press Release dated February 9, 2000, attached as Exhibit 1.1 to this Form 8-K.] In a contempor-aneous transaction, IMT acquired from certain unrelated individuals all rights to the internet domain names (URL's) miningexchange.com and miningexchange.net in exchange for the issuance of 10,000 shares of the Company's common stock, which issuance was accounted for as a capital contribution by the Company to IMT. The Company believes that the business prospects of both IMT and Ener-Source will be substantially enhanced by means of the internet. Of course, there can be no assurance that any of the Company's expectations or beliefs regarding the above-described transactions involving the mining industry will prove to be correct or that the Company will materially benefit therefrom.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) Financial Statements of Businesses Acquired

     Financial statements of G.E. Jones, if required by applicable regulations to be filed with this Form 8-K will be filed by amendment hereto as soon as reasonably practicable, but in any event not later than 60 days from the date hereof.

     (B) Pro Forma Financial Information

     Pro forma financial information of G.E. Jones, if required by applicable regulations to be filed with this Form 8-K, will be filed by amendment hereto as soon as reasonably practicable, but in any event not later than 60 days from the date hereof.

     (C) Exhibits

      P   Exhibit 1.1  Press Release

      P   Exhibit 2.1  Operating Agreement, dated September 24, 1999, of
                       Geotronix, LLC, subsequently renamed Interactive
                       Mining Technologies, LLC

      P   Exhibit 2.2  Purchase and Sale Agreement, dated January 31, 2000, by and between G.E. Jones Enterprises, Ltd., and EnerSource Mapping, Inc.








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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITRONIX CORPORATION
                                            (Registrant)


Date:  February 24, 2000                    /s/William C. Wimer
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                                            William C. Wimer
                                            Vice President &
                                            Chief Financial Officer









































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